UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	20-8365999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

51 West 52nd Street, 7th Floor, New York, NY USA 10019
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 1-844-689-3939

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01.	Regulation FD Disclosure.

On July 23, 2015, Anavex Life Sciences Corp., a Nevada corporation (the “Company”), decided to disclose to its stockholders, and is filing with this report, as Exhibit 99.1, the consolidated balance sheet of the Company as of July 15, 2015.

The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Consolidated Balance Sheet as of July 15, 2015, of Anavex Life Sciences Corp.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.
/s/ Christopher Missling
Name: Christopher Missling, PhD
Title: Chief Executive Officer
Date: July 23, 2015